UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CareCloud, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CareCloud Announces 94% Shareholder Support for Proposal to Increase Authorized Shares

SOMERSET, N.J., January 6, 2025 (GLOBE NEWSWIRE) – CareCloud, Inc. (the “Company”) (Nasdaq: CCLD, CCLDO, CCLDP), a leader in healthcare technology solutions for medical practices and health systems nationwide, today announced that approximately 94% of the shares represented by proxies submitted to-date for the common stock special meeting scheduled for January 27, 2025 (the “Special Meeting”) have voted “FOR” the Board-supported proposal to increase the number of authorized shares (the “Proposal”).

The Proposal seeks to increase the Company’s authorized common stock to provide greater strategic flexibility. The additional shares will enable CareCloud to pursue future acquisitions, support organic expansion, and facilitate the potential conversion of the Company’s outstanding Series A Preferred Stock into common stock. The increase also supports other corporate objectives to position the Company for long-term growth.

“We are thrilled with the overwhelming support from our shareholders for this important Proposal,” said Stephen Snyder, Co-CEO of CareCloud. “This momentum comes on the heels of a standout 2024, where CareCloud (Nasdaq: CCLD) emerged as one of the top-performing stocks with in-year appreciation of over 140%. Approval of the Proposal is vital to enhancing shareholder value and will provide us with the tools to drive sustained revenue and profitability growth in the years ahead.”

The Company strongly encourages shareholders who have not yet submitted their proxies to do so before the deadline of January 23, 2025.

The details of this press release summarize information from the Definitive Proxy Statement and related filings with the U.S. Securities and Exchange Commission (“SEC”). Shareholders are encouraged to review these documents in their entirety, which are available on the SEC’s website and at https://ir.carecloud.com/common-stock-special-proxy/. Proxy solicitation efforts are ongoing, and future results may differ from current trends.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 40,000 providers count on CareCloud to help them improve patient care while reducing administrative burdens and operating costs. Learn more about our products and services including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health at www.carecloud.com.

Follow CareCloud on LinkedIn, X and Facebook.

Important Additional Information and Where to Find It. CareCloud filed with the SEC a Definitive Proxy Statement on Schedule 14A on December 5, 2024, with respect to its future solicitation of proxies for the Special Meeting of Common Stock Shareholders (including any and all adjournments, postponements, continuations, and reschedulings thereof). The information contained in this press release is merely a summary of certain relevant portions of the Definitive Proxy Statement and it is important that shareholders review the entirety of the filing. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER AMENDMENTS OR SUPPLEMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CARECLOUD’S FILING. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by CareCloud free of charge through the website maintained by the SEC at www.sec.gov. The Notice of the Special Meeting of Common Stock Shareholders and our Definitive Proxy Statement for the Special Meeting, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 are available at www.sec.gov.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could”, “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Stephen Snyder

Co-Chief Executive Officer

CareCloud, Inc.

ir@carecloud.com